SUPPLEMENT TO:

Calvert Income Funds Prospectus (Class A, C and Y)
dated February 1, 2016

Calvert Income Funds Prospectus (Class I)
dated February 1, 2016

Calvert High Yield Bond Fund Summary Prospectus (Class A, C and Y)
dated February 1, 2016

Calvert High Yield Bond Fund Summary Prospectus (Class I)
dated February 1, 2016

Date of Supplement: November 3, 2016

The information in this Supplement updates information in each Prospectus and Summary Prospectus, supersedes any contrary information included therein or in any prior supplement, and should be read in conjunction with each Prospectus and Summary Prospectus.

The information in this Supplement is subject to the closing of the Transaction (the “Closing”) that is described in the Supplement dated October 24, 2016 to each Prospectus and Summary Prospectus. Upon the Closing, the Fund listed below will be managed by the portfolio management team noted below. In addition, while the Fund will continue to pursue a substantially similar investment approach following the Closing, as noted below, some changes are anticipated.

Calvert High Yield Bond Fund

Anticipated Portfolio Management Team:

•    Michael W. Weilheimer is a Vice President of Eaton Vance Management (“Eaton Vance”) and has been an employee of the Eaton Vance organization since 1990. He currently manages Eaton Vance funds and portfolios.

• Raphael Leeman is a Vice President of Eaton Vance and has been an employee of the Eaton Vance organization since 2007.
•    Vishal Khanduja is a member of the Fund’s current portfolio management team. He is a Vice President and Head of Taxable Fixed Income at Calvert and has been an employee of Calvert since July 2012. Prior to July 2012, Mr. Khanduja worked at Columbia Management as Portfolio Manager – Global Rates and Currency Team (2009 – 2012). Mr. Khanduja manages other Calvert funds.

Anticipated Investment Approach:

Subject to shareholder approval, Calvert Research and Management (“CRM”) will be the Fund’s investment adviser upon the Closing and will actively manage the Fund’s investments and securities that may be bought and sold on a daily basis. CRM’s staff will monitor the credit quality of securities held by the Fund and other securities available to the Fund. Although CRM considers security ratings when making investment decisions, it will perform its own credit and investment analysis utilizing various methodologies including “bottom up/top down” analysis and consideration of macroeconomic and technical factors, and does not rely primarily on the ratings assigned by the rating services. In conjunction with its financial analysis, CRM’s comprehensive responsible investment principles, which include consideration of environmental, social and governance (ESG) factors, will guide its investment research and decision-making. The portfolio managers will attempt to improve yield and preserve and enhance principal value through timely trading. The portfolio managers also will consider the relative value of securities in the marketplace in making investment decisions.

Investors Should Retain This Supplement for Future Reference